UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2024

LANDSEA HOMES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38545	82-2196021

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1717 McKinney Avenue, Suite 1000
Dallas, Texas	75202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 16, 2024, Landsea Homes Corporation (the “Company”) eliminated the position of Chief Accounting Officer, effective as of May 17, 2024. As a result, effective as of May 17, 2024, Dilliana Stewart’s employment as the Company’s Chief Accounting Officer and Senior Vice President was terminated without cause. Ms. Stewart’s departure was not related to any disagreement with the Company on any matter relating to the Company’s accounting principles or practices, financial statement disclosures, internal controls, management or operations.

Effective May 17, 2024, Christopher Porter, the Company’s Chief Financial Officer, assumed the additional duties of the Company’s principal accounting officer. No additional compensation will be paid in connection with the performance of such additional responsibilities. Mr. Porter has no family relationships with any director or executive officer of the Company, and there are no arrangements or understandings with any person pursuant to which he was selected as principal accounting officer of the Company. In addition, there have been no transactions directly or indirectly involving Mr. Porter that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended, other than as disclosed in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 24, 2024 (the “2024 Proxy Statement”). Such disclosure is incorporated herein by reference. Mr. Porter’s biographical information is set forth in the 2024 Proxy Statement and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

Date: May 21, 2024	By:	/s/ C. Kelly Rentzel
Name: C. Kelly Rentzel
Title: General Counsel